AMENDMENT AND WAIVER

         This AMENDMENT AND WAIVER (this "Amendment"), dated as of November 18, 2005, is entered into by and between SCIENCE DYNAMICS CORPORATION, a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of February 11, 2005, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "Securities Purchase Agreement"), (ii) the Secured Convertible Term Note, dated as of February 11, 2005 (as amended, modified and/or supplemented from time to time, the "Term Note") issued by the Company pursuant to the Securities Purchase Agreement and (iii) the Registration Rights Agreement, dated as of February 11, 2005 between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "Registration Rights Agreement" and, together with the Term Note, the Securities Purchase Agreement and the other Related Agreements referred to therein, the "Loan Documents". Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement, the Term Note and the Registration Rights Agreement, as applicable.

         WHEREAS, the Company has failed to pay to Laurus when due accrued interest and principal in respect of the Term Note; and

         WHEREAS, Laurus has agreed to waive on the terms and conditions set forth herein, the Events of Default that may have occurred and are continuing as a result of the failure by the Company to pay to Laurus when due accrued principal in respect of the Term Note and as a result of the failure of the Company to file the Registration Statement on or before the Filing Date (as defined in the Registration Rights Agreement) and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

         WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note as set forth herein; and

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Laurus hereby waives each Event of Default that may have arisen under: (a) Section 4.1 of the Term Note solely as a result of the failure by the Company to pay Laurus (x) the full amount of the principal portion of the Monthly Amount due and payable on the first business day of each of June 2005, July 2005, August 2005, September 2005, October 2005 and November 2005 (i.e. $[363,636.36]) (the "Overdue Principal") and (y) the interest payable on the Term Note when due on each of September 1, 2005, October 1, 2005 and November 1, 2005 (the "Overdue Interest"); and (b) Section 4.2 of the Term Note solely as a result of the failure of the Company to file the Registration Statement on or before the required Filing Date (as defined in the Registration Rights Agreement). In consideration of the waivers in this Section 1, the Company will, on the date hereof, pay to Laurus the unpaid interest accrued under the Term Note as of the date hereof (i.e. $[32,236.25]) ("Overdue Interest").

         2. Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount due on the first business day of December 2005 on such date (collectively, the "Postponed Principal"); provided that, the Overdue Principal and the Postponed Principal shall each be paid in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

         3. In consideration of the waivers and principal payment deferrals in Sections 1 and 2 above, the Company will, on the date hereof, issue to Laurus a seven year warrant (the "Additional Warrant") to Laurus to purchase 3,000,000 shares of the common stock of the Company with an exercise price of $0.075 per share, such Additional Warrant to be in the form attached hereto as Exhibit 1. The Company further agrees to file a Registration Statement (as defined in the Registration Rights Agreement (as defined in the Securities Purchase Agreement), to register the shares of Common Stock that may be issued upon exercise of the Additional Warrant no later than the later to occur of (x) the 30th day following the date hereof and (y) (A) the earlier to occur of the 30th day following date upon which the Registration Statement filed by the Company on September 7, 2005 (Registration Statement 333-128142) has been declared effective by the SEC or has otherwise been withdrawn and (B) the 90th day following the date hereof (collectively, the "Filing Date"). The Filing Date, as defined herein, shall be deemed to be a "Filing Date" as set forth and defined in the Registration Rights Agreement.

         4. Laurus hereby waives any reset or adjustment to the Fixed Conversion Price that otherwise would be required pursuant to Section 3.4(b)(C) of the Term Note solely as a result of the Company's issuance of the Additional Warrant.

         5. The Company understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company's determination that this Amendment and the terms and provisions of this Amendment, (collectively, the "Information") are material and, as such, require prompt public disclosure. The Company hereby agrees that no later than the fourth (4th ) business day following the date hereof it shall have publicly disclosed on Form 8-K or otherwise the existence of this Amendment and the terms and provisions of this Amendment, such that Laurus shall otherwise be permitted after the date of such disclosure by the Company to again engage in transactions with respect to securities of the Company on the same basis that it was permitted to engage in such transaction immediately prior to the date hereof. For the avoidance of doubt, the failure by the Company to adhere to the requirements set forth in this Section 5 shall give rise to an immediate Event of Default.

         6. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "Amendment Effective Date") on the date when
(i) Laurus shall have received payment from the Company of the Overdue Interest (i.e. $[32,236.25]), (ii) each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment and (iii) the Company shall have executed and delivered to Laurus the Additional Warrant.



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

         7. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

         8. The Company hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

         9. From and after the Amendment Effective Date, all references in the Loan Documents to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement shall be deemed to be references to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement, as the case may be, as modified hereby.

         10. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.



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

         IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 18th day of November 2005.

                                         SCIENCE DYNAMICS CORPORATION

                                         By: /s/ Paul Burgess
                                            ----------------------------------
                                              Name: Paul Burgess
                                              Title: CEO

                                         LAURUS MASTER FUND, LTD.

                                         By:
                                            ----------------------------------
                                         Name:
                                         Title:

AGREED AND ACKNOWLEDGED:

M3 ACQUISITION CORP.

By: /s/ Paul Burgess
----------------------------------
     Name: Paul Burgess
     Title: President

SCIDYN CORP.

By: /s/ Paul Burgess
----------------------------------
     Name: Paul Burgess
     Title: President





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